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                                                                   EXHIBIT 10.22

                        ADDENDUM TO EMPLOYMENT AGREEMENT

This Addendum to the Employment Agreement (this "Addendum") is made and entered into effective as of this 21st day of December, by and between Aviall, Inc., a Delaware corporation (the "Company") and Paul E. Fulchino (the "Executive"). Terms used in this Addendum with initial capital letters that are defined in the Employment Agreement dated as of December 16, 1999, between the Company and the Executive (the "Agreement") are used in this Addendum as so defined.

WHEREAS, Section 12.8 of the Agreement provides that the Agreement may not be modified, amended, or terminated except by an instrument in writing, approved by the Company and signed by the Executive and the Company;

WHEREAS, Section 9.1 of the Agreement provides that Executive will be offered the Company's form of change of control severance agreement;

WHEREAS, Section 9.2 of the Agreement provides that the agreement evidencing the grant of the Options will provide that upon the occurrence of a "Change of Control" (as defined in the Severance Agreement), the Option will become fully vested and exercisable;

WHEREAS, the Company and the Executive have adopted the Addendum to the Severance Agreement and the Addendum to the Option Agreement amending the definition of "Change of Control" (the "Change of Control Amendments");

WHEREAS, the parties want to evidence in writing the parties consent that the Change of Control Amendments apply to the Agreement.

NOW, THEREFORE, for good and valuable consideration, the Company and the Executive agree as follows:

1. The Executive consents and agrees to have the modification of the "Change of Control" provisions set forth in the Addendum to the Severance Agreement and the Addendum to the Option Agreement apply to the Agreement.

2. The Agreement, as modified by this Addendum, remains in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have executed or caused to be executed, this Addendum effective as of the day and year first written above.

                                AVIALL, INC.

                                By:        /s/ Jeffrey J. Murphy
                                         ---------------------------------------

                                Dated:   December 19, 2001

                                EXECUTIVE

                                By:        /s/ Paul E. Fulchino
                                         ---------------------------------------

                                Dated:   December 19, 2001